UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

CHINA INTELLIGENCE INFORMATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-131017	98-0509797
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Radlicka 663-28

Praha 5

Czech Republic

(Address of principal executive offices)

11th Floor No.11 Building, Shuntai Square, No.2000 Shunhua Rd,

High-tech Industrial Development Zone, Jinan, China 250101

(Former Address)

+420 202 700 770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On September 29, 2017, the Company announced a new principal executive office address and telephone number, which has been reflected on its Company Profile Page at OTCMarkets.com. The Company’s new contact information is as follows:

CHINA INTELLIGENCE INFORMATION SYSTEMS, INC.

Radlicka 663-28

Praha 5

Czech Republic

Telephone: +420 202 700 770

Item 9.01 Exhibits.

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA INTELLIGENCE INFORMATION SYSTEMS, INC.

Date: October 6, 2017	/s/ Michael Smelik
	By:	Michael Smelik, President